UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2015

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 14, 2015. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 13 nominees for director were elected to serve a one-year term expiring at the Company’s 2016 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. David Baltimore	579,381,536	12,269,060	13,282,213	80,423,699
Mr. Frank J. Biondi, Jr.	543,233,686	47,602,425	2,142,699	80,423,698
Mr. Robert A. Bradway	565,777,480	23,406,241	3,795,085	80,423,701
Mr. François de Carbonnel	585,459,609	5,861,112	1,658,088	80,423,700
Dr. Vance D. Coffman	581,171,846	9,564,482	2,242,480	80,423,700
Mr. Robert A. Eckert	586,895,018	4,462,245	1,621,546	80,423,699
Mr. Greg C. Garland	582,645,003	8,720,908	1,612,898	80,423,700
Dr. Rebecca M. Henderson	585,762,683	5,637,933	1,578,193	80,423,700
Mr. Frank C. Herringer	581,456,333	9,896,171	1,626,306	80,423,699
Dr. Tyler Jacks	586,135,516	5,591,222	1,252,071	80,423,700
Ms. Judith C. Pelham	581,555,469	9,710,264	1,713,076	80,423,699
Dr. Ronald D. Sugar	581,764,080	9,253,327	1,961,404	80,423,698
Dr. R. Sanders Williams	586,134,776	5,233,911	1,610,123	80,423,699

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015. No Broker Non-Votes resulted from the vote on this proposal.

For:	664,639,464
Against:	7,013,010
Abstain:	1,750,034

Item 3 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	574,873,839
Against:	14,929,649
Abstain:	3,175,320
Broker Non-Votes:	80,423,701

Item 4 - Stockholder Proposal (Vote Tabulation)

The stockholder proposal relating to vote tabulation was not approved.

For:	34,285,440
Against:	555,481,058
Abstain:	3,212,319
Broker Non-Votes:	80,423,699

No other matters were submitted for stockholder action.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 14, 2015

	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated May 14, 2015